                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                                                  [ ]  Confidential, for Use of the Commission
[X]  Definitive Proxy Statement                                                        Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                       Bank of South Carolina Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                        Bank of South Carolina Corporation

                                                              March 4, 2002


Dear Shareholder:

         The Annual Meeting of Shareholders of Bank of South Carolina Corporation will be held at 2:00 p.m. on Tuesday, April 9, 2002, in the Board Room of the 256 Meeting Street office of The Bank of South Carolina in the City of Charleston, South Carolina. Enclosed you will find the formal Notice, Proxy, and Proxy Statement detailing the matters which will be acted upon.

         We urge you to sign and date the proxy and return it as soon as possible in the enclosed postage-paid envelope. Should you decide to attend the meeting and vote in person, you may withdraw your proxy.

         We appreciate your continued interest and investment in Bank of South Carolina Corporation.

                                       Sincerely,


                                       /s/ Hugh C. Lane, Jr.
                                       -----------------------------------------
                                       President

   P.O. BOX 538 o CHARLESTON, SC 29402 o (843) 724-1500 o FAX (843) 723-1513

                                PROXY MATERIAL OF
                       BANK OF SOUTH CAROLINA CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 9, 2002

To Our Shareholders:

         The Annual Meeting of Shareholders of Bank of South Carolina Corporation (the "Company") will be held at 256 Meeting Street, Charleston, South Carolina, on Tuesday, April 9, 2002, at 2:00 p.m. for the following purposes:

         1. To elect fifteen (15) Directors to serve until the company's 2003 Annual Meeting of Shareholders;

         2. To ratify the appointment of KPMG LLP, as independent certified public accountants for 2002;

         3. To transact such other business as may properly come before the meeting.

         Shareholders of record at the close of business on February 22, 2002, will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

         You may revoke your Proxy at any time prior to its exercise by written notice to the Company prior to the meeting or by attending the meeting personally and voting. The Board of Directors of the Company solicits the accompanying form of Proxy.

PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                       By Order of the Board of Directors


                                       /s/ Nathaniel I. Ball, III
                                       -----------------------------------------
                                       Nathaniel I. Ball, III
                                       Secretary

March 4, 2002

         A copy of the Company's Annual Disclosure Statement as filed with the Securities and Exchange Commission on Form 10-KSB may be obtained at no cost by writing William L. Hiott, Jr., Treasurer, at Bank of South Carolina Corporation, P.O. Box 538, Charleston, South Carolina 29402 (843-724-1500). Additional copies may be obtained at a cost of $5.00 each.

                       BANK OF SOUTH CAROLINA CORPORATION
                               256 Meeting Street
                        Charleston, South Carolina 29401

                        ---------------------------------

                                 PROXY STATEMENT

      This Proxy Statement, which is first being mailed to shareholders on or about March 4, 2002, is provided in conjunction with the solicitation of proxies by the Board of Directors of Bank of South Carolina Corporation (the "Company") for use at the 2002 Annual Shareholders' Meeting of the Company. The Notice of Meeting, Proxy Form and Annual Report are enclosed in this package.

THE PROXY

      The Board of Directors of the Company selected the persons named as proxies on the enclosed Proxy Form. No officer or employee of the Company or any subsidiary may be named as proxy.

      The solicitation of proxies on behalf of the Board of Directors is conducted by Directors, Officers and regular employees of the Company and its wholly owned subsidiary, The Bank of South Carolina (the "Bank"), at no additional compensation over regular salaries. The cost of printing and mailing of all proxy materials has been paid by the Company. Brokers and others involved in handling and forwarding the proxy materials to their customers having beneficial interests in the stock of the Company registered in the names of nominees will be reimbursed for their reasonable expenses in doing so.

VOTING RIGHTS

      The Common Stock of the Company is its only class of voting securities. On February 22, 2002, there were issued and outstanding 2,550,695 shares of Common Stock (no par value). Each share is entitled to one vote; provided, however, that Shareholders have cumulative voting rights for the election of Directors. The right to cumulate votes means that the Shareholders are entitled to multiply the number of votes they are entitled to cast by the number of directors for whom they are entitled to vote and cast the product for a single candidate or distribute the product among two or more candidates.

           CUMULATIVE VOTING SHALL APPLY FOR THE ELECTION OF DIRECTORS

      The solicitation of proxies on behalf of the Board of Directors includes a solicitation for discretionary authority to cumulate votes.

      The Board of Directors of the Company has fixed the close of business February 22, 2002 as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting. Proxies properly executed by Shareholders of record on February 22, 2002, and received in time for the meeting, will be voted as specified on all business to be acted upon at the meeting and any adjournment thereof.

RIGHT OF REVOCATION

      Any Shareholder executing a Proxy for the meeting on the Proxy Form provided may revoke the Proxy in a writing delivered to the President of the Company prior to the meeting or by attending the meeting and voting in person.

PRINCIPAL SHAREHOLDERS OF THE COMPANY

      To the extent known to the Board of Directors of the Company, as of February 22, 2002, the only Shareholders of the Company having beneficial ownership of more than five (5%) percent of the shares of Common Stock of the Company are as set forth below:

Name and Address of                 Amount and Nature of       Percent of
  Beneficial Owner                  Beneficial Ownership          Class
-------------------                 --------------------       ----------

Hugh C. Lane, Jr.                       412,417(1)(2)             16.17%
30 Church Street
Charleston, SC  29401

Charles G. Lane                         143,794(3)                 5.64%
10 Gillon Street
Charleston, SC  29401

The Bank of South Carolina              201,701(4)                 7.91%
Employee Stock Ownership
Plan and Trust ("ESOP")
256 Meeting Street
Charleston, SC  29401

------------------------------

(1) To the extent known to the Board of Directors, Hugh C. Lane and his wife and children, individually and collectively, have beneficial ownership of 647,641 shares or 25.3% of the outstanding shares. As more fully described in the following footnotes, Hugh C. Lane, Jr. and Charles G. Lane are the only ones of the above who have a beneficial ownership interest in more than five (5%) percent of the Company's common stock. Hugh C. Lane, Jr. disclaims any beneficial interest in those shares in which other members of his family have a beneficial interest other than those shares his wife owns directly and those for which he serves as trustee or she serves as custodian (as more fully described in the following footnote). Charles G. Lane disclaims any beneficial interest in those shares in which other members of his family have a beneficial interest other than those shares his wife owns directly and those for which he serves as trustee or she serves as custodian (as more fully described in the following footnote).

(2) To the extent known to the Board of Directors, Hugh C. Lane, Jr., an Executive Officer and Director of the Bank and the Company, directly owns and has sole voting and investment power with respect to 168,359 shares; as trustee for 7 trust accounts holding an aggregate of 65,250 shares, he has sole voting and investment power with respect to such shares; as co-trustee for three trust accounts holding 13,340 shares, he has joint voting and investment power with respect to such shares; as trustee for the Mills Bee Lane Memorial Foundation, he has shared voting and investment power with respect to 6,500 shares; he is indirectly beneficial owner of 8,168 shares owned by his wife and an aggregate of 120,112 shares held by his wife as custodian for three minor children and 30,688 shares owned by the Employee Stock Ownership Plan and Trust ("ESOP") in which he has a vested interest. All of the 30,688 shares beneficially owned by Hugh C. Lane, Jr. are currently owned. Hugh C. Lane, Jr. has had beneficial ownership of more than five (5%) percent of the Bank's Common Stock since October 23, 1986, and more than ten (10%) percent since November 16, 1988.

(3) To the extent known to the Board of Directors, Charles G. Lane, a Director of the Bank and the Company, directly owns and has sole voting and investment power with respect to 69,557 shares; as co-trustee for 3 trust accounts holding 16,053 shares, he has joint voting and investment powers with respect to such shares; as trustee for the Mills Bee Lane Memorial Foundation, he has shared voting and investment power with respect to 6,500 shares; he is indirectly beneficial owner of 2,662 shares owned by his wife and an aggregate of 49,022 shares held by his wife as custodian for three minor children. All of the shares beneficially owned by Charles G. Lane are currently owned. Charles G. Lane has had beneficial ownership of more than five (5%) percent of the Bank's Common Stock since July 16, 1999;

(4) The Trustees of the ESOP, T. Dean Harton, a Director of the Bank and the Company, Sheryl G. Sharry, an Officer of the Bank and Nathaniel I. Ball, III, an Executive Officer and Director of the Bank and the Company, disclaims beneficial ownership of 201,701 shares owned by the ESOP which have been allocated to members of the plan each of whom under the terms of the plan has the right to direct the Trustees as to the manner in which voting rights are to be exercised.

BENEFICIAL OWNERSHIP OF COMMON STOCK OF THE COMPANY

         The table below sets forth the number of shares of Common Stock (the only class of outstanding equity securities of the Company) known by the Company to be beneficially owned by each Nominee for election as Director and by the Officers and Directors of the Company as a group as of February 22, 2002. Except as otherwise indicated in the footnotes to the table, the persons named possess sole voting power and investment power with respect to the shares shown opposite their names. As of February 22, 2002, no Officer, Director or Nominee beneficially owned more than ten (10%) percent of the outstanding shares of the Company other than Hugh C. Lane, Jr. As of February 22, 2002, the Officers, Directors and Nominees beneficially owned 819,290 shares, representing approximately 32.12% of the outstanding shares.

         As of February 22, 2002, the beneficial ownership of Common Stock of the Company by all current Directors and each Nominee for Director was as set forth in the following table:

Name and Address of                 Amount and Nature of       Percent of
  Beneficial Owner                  Beneficial Ownership          Class
-------------------                 --------------------       ----------

Nathaniel I. Ball, III                   43,470(1)               1.70%
1302 Cove Avenue
Sullivan's Island, SC 29482

William T. Cooper                         5,324(1)                .21%
21 Jamestown Road
Charleston, SC 29407

C. Ronald Coward                         34,136(1)               1.34%
537 Planters Loop
Mt. Pleasant, SC 29464

Leonard C. Fulghum                       35,175(1)               1.38%
311 Middle Street
Mt. Pleasant, SC 29464

Name and Address of                 Amount and Nature of       Percent of
  Beneficial Owner                  Beneficial Ownership          Class
-------------------                 --------------------       ----------

T. Dean Harton                            8,704(1)                 .34%
4620 Lazy Creek Lane
Wadmalaw Island, SC 29487

William L. Hiott, Jr.                    88,781(1)                3.48%
1831 Capri Drive
Charleston, SC 29407

Katherine M. Huger                        5,324(1)                 .21%
72 Murray Boulevard
Charleston, SC 29401

John E. Huguley                          16,456(1)                 .65%
22 Murray Boulevard
Charleston, SC 29401

Charles G. Lane                         143,794(1)                5.64%
10 Gillon Street
Charleston, SC 29401

Hugh C. Lane, Jr.                       412,417(1)               16.17%
30 Church Street
Charleston, SC 29401

Louise J. Maybank                        20,661(1)                 .81%
8 Meeting Street
Charleston, SC 29401

Thomas W. Myers                           2,000                    .08%
500 Central Avenue
Summerville, SC 29483

Alan I. Nussbaum, MD                        300                    .01%
37 Rebellion Road
Charleston, SC 29407

Edmund Rhett, Jr., MD                       900(1)                 .04%
45 South Battery
Charleston, SC 29401

Thomas C. Stevenson, III                    484                    .02%
173 Tradd Street
Charleston, SC 29401

John M. Tupper                            1,364                    .05%
113 Linwood Drive
Summerville, SC 29483

(1) To the extent known to the Board of Directors, each of the following Directors and Nominees for election as Directors (each of whom directly owns and has sole voting and investment power of all shares beneficially owned by him or her except as set forth in this footnote) indirectly owns the following number of shares: Nathaniel I. BALL, III
         - 90 shares owned by his wife; 20,327 shares owned by the ESOP, in which he has a vested interest; William T. COOPER - an aggregate of 4,840 shares held by a pension plan; C. Ronald COWARD - an aggregate of 1,100 shares owned by a company of which he is president and director; Leonard C. FULGHUM - an aggregate of 3,555 shares owned by his wife; T. Dean HARTON - an aggregate of 2,134 shares owned by his wife and held by his wife as custodian for his step-son; William L. HIOTT, Jr. - an aggregate of 9,855 shares directly owned by his wife and by his two children and 20,450 shares owned by the ESOP, in which he has a vested interest; Katherine M. HUGER - 484 shares owned by her husband; John E. HUGULEY - 8,954 shares owned by his wife; Charles G. LANE - an aggregate of 74,237 shares owned by his wife, held by her as custodian for each of three children, held by him as co-trustee with Hugh C. Lane, Jr., for a sister's children, held by him as a co-trustee for the children of Hugh C. Lane, Jr. and held by him as a trustee of Mills Bee Lane Memorial Foundation; Hugh C. LANE, Jr. - an aggregate of 213,370 shares owned by his wife, held by his wife as custodian for each of three children, held by him as co-trustee with Charles G. Lane for a sister's children and held by him as trustee for his and his brother's and sisters' children (as more fully described in the footnote to the preceding table), held by him as a trustee of Mills Bee Lane Memorial Foundation and 30,688 shares owned by the ESOP, in which he has a vested interest; Louise J. Maybank, - 8,561 shares held by her as co-trustee for a charitable trust; and Edmund RHETT, Jr., 400 shares owned by his wife. All such indirectly owned shares are included in the totals of the number of shares set forth in the above table and beneficially owned by the Directors and Nominees.

------------------------------

         As a group, all Directors and Executive Officers (including Hugh C. Lane, Jr., President and Chief Executive Officer; Nathaniel I. Ball, III, Executive Vice President and Secretary; and William L. Hiott, Jr., Executive Vice President and Treasurer) are sixteen (16) in number and beneficially own an aggregate of 819,290 shares, representing 32.12% of the issued and outstanding Common Stock of the Company. All of these shares beneficially owned by the Directors, Nominees and Executive Officers are currently owned.

ELECTION OF DIRECTORS

         Fifteen (15) Directors, constituting the entire Board of Directors, will be elected at the Annual Meeting, each to hold office for one year and until a successor shall have been duly elected or appointed and shall have qualified. In the absence of instructions to the contrary, shares of Common stock represented by properly executed proxies will be voted for the fifteen
(15) Nominees listed on pages 6 and 7, all of whom are recommended by management and have consented to be named and to serve if elected.

         The Company does not presently know of anything that would preclude any Nominee from serving; however, should any Nominee for any reason become unable or unwilling to serve as a Director, the number of Directors to be elected will be reduced accordingly.

         The name of each Nominee designated by the Board of Directors of the Company for election as Director of the Company and certain information provided by such Nominee to the Company is set forth in the table below. Eleven (11) of the current nominees served as initial directors of the Bank from October 22, 1986, when the Bank's charter was issued until the first annual meeting of Shareholders on April 14, 1987, and were elected to serve a one-year term at such annual meeting. John M. Tupper and Thomas W. Myers were first elected as Directors of the Bank during 1993. Alan I. Nussbaum, MD and Edmund Rhett, Jr., MD, were first elected as Directors of the Company during 1999. They were all re-elected to serve one-year terms at subsequent annual meetings. All of the above current Nominees served as Directors of the Company from

April 9, 2001, the date of the last Annual Meeting of shareholders. John E. Huguley, an organizer and Director of the Bank and of the Company, has not been nominated for re-election in accordance with the Company's Board of Directors Retirement Policy.


                                   Positions and
                                    Offices Held                       Business Experience
                                       With             Family           1987-2002 and
Name                         Age    Corporation      Relationship      Other Directorships
----                         ---   -------------     ------------      -------------------
Nathaniel I. Ball, III       60     Executive            None          The Bank of South Carolina (banking)
                                    Vice President,                    1986-2002
                                    Secretary,
                                    Director

William T. Cooper            72     Director             None          President, Southeastern Galleries, Inc.
                                                                       (retail furniture and decorating)
                                                                       1983-2002

C. Ronald Coward             66     Director             None          President - Coward-Hund Construction
                                                                       Company, Inc. (construction) 1976-2002

Leonard C. Fulghum           72     Director             None          Chairman - Ferguson Fulghum, Inc.
                                                                       (painting contractors) 1972-2002

T. Dean Harton               56     Director             None          President - Piedmont Hawthorne Holdings, Inc.
                                                                       (aviation) 1999-2002;
                                                                       President - Hawthorne Corporation
                                                                       (aviation) 1986-1999

William L. Hiott, Jr.        57     Executive            None          The Bank of South Carolina
                                    Vice President,                    (banking) 1986-2002
                                    Treasurer,
                                    Director

Katherine M. Huger           60     Director             None          Assistant Professor of Economics - Charleston
                                                                       Southern University (education) 1972-2002

Charles G. Lane              47     Director          Brother of       Member - Holcombe, Fair & Lane,
                                                      Hugh C.  LLC     (real estate) 1996-2002;
                                                      Lane, Jr.;       Associate-Holcombe & Fair Realtors
                                                      brother-in-law   1987-1996
                                                      of Fleetwood S.
                                                      Hassell, Senior
                                                      Vice President

Hugh C. Lane, Jr.            54     President,        Brother of       The Bank of South Carolina (banking)
                                    Chief Exec-       Charles G.       1986-2002
                                    utive Officer,    Lane
                                    Director




                                   Positions and
                                    Offices Held                       Business Experience
                                       With             Family           1987-2002 and
Name                         Age    Corporation      Relationship      Other Directorships
----                         ---   -------------     ------------      -------------------
Louise J. Maybank            62     Director          None             Active in community programs

Thomas W. Myers              67     Director          None             President - Myers & Associates
                                                                       (estate and business insurance planning)
                                                                       1963-2002

Alan I. Nussbaum, MD         50     Director          None             Physician - Rheumatology Associates, PA

Edmund Rhett, Jr., MD        54     Director          None             Physician in private obstetrical practice
                                                                       with Low Country Obstetrics and
                                                                       Gynecology, PA

Thomas C. Stevenson, III     50     Director          None             President - Fabtech, Inc. (metal
                                                                       fabrication) 1991-2002; Private Investor 1990-91;
                                                                       Chairman  of the Board - Stevenson  Hagerty, Inc.
                                                                       (diversified holding company) 1984-1990

John M. Tupper               60     Director          None             President - Tupperway Tire and Service, Inc. (retail
                                                                       tires and service) 1980-2002


COMMITTEES OF THE BOARD OF DIRECTORS

         Hugh C. Lane, Jr. presently serves as President of the Board of Directors. The Board has three (3) committees: the Executive Committee, the Long-Range Planning Committee, and the Audit and Compliance Committee. The Board does not have a Nominating Committee; however, the Board as a whole performs the functions that such a committee would normally perform. The Board does not have a Compensation Committee; however, the Executive Committee performs those functions.

         The Executive Committee consists of the President of the Company and six (6) designated Directors. The President of the Company chairs the Committee. At present, the fixed membership of the Committee consists of Hugh C. Lane, Jr., Nathaniel I. Ball, III, C. Ronald Coward, T. Dean Harton, William L. Hiott, Jr., Katherine M. Huger and Alan I. Nussbaum. During 2001, this Committee held two
(2) meetings. The principal function of the Executive Committee is to exercise all authority of the Board of Directors in the management and affairs of the Company and the Bank. In addition, the Executive Committee acts on behalf of the entire Board of the Company between the regular Board Meetings.

         The Long Range Planning Committee consists of Hugh C. Lane, Jr., the President of the Company, as Chairman, and Nathaniel I. Ball, III, William T. Cooper, T. Dean Harton, William L. Hiott, Jr., Charles G. Lane, Louise J. Maybank and Thomas W. Myers.

         The Audit and Compliance Committee reviews and examines detailed reports of the internal auditor for the Bank; meets periodically with the internal auditor; reviews reports of regulatory bodies having jurisdiction over the Company and the Bank; evaluates internal accounting controls; recommends the engagement and continuation of engagement of independent auditors, the scope of their work and the fees for their services; and meets with and considers recommendations of the independent auditors for the Company and the Bank.

REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE OF THE BOARD OF DIRECTORS

MEMBERSHIP AND ROLE OF THE AUDIT AND COMPLIANCE COMMITTEE

         The Audit and Compliance Committee (Audit Committee) presently consists of six (6) members of the Board of Directors. The Company's internal auditor also sits on this Committee. During 2001, the Audit Committee held five (5) meetings. The Audit Committee operates under a written charter adopted by the Board of Directors.

REVIEW OF THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001

         The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended December 31, 2001. The Audit Committee has discussed with KPMG LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of KPMG LLP with that firm. Based on the Audit Committee's review and discussions mentioned above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

         Submitted by:

         Leonard C. Fulghum                      Edmund Rhett, Jr.
         T. Dean Harton                          Thomas C. Stevenson, III
         Thomas W. Myers, Chairman               John M. Tupper

NOMINATIONS FOR DIRECTOR

         Nominations, other than those made by or on behalf of the existing management of the Company, shall be made in writing and shall be delivered or mailed to the President of the Company not less than seven (7) days, nor more than fifty (50) days, prior to any meeting of Shareholders calling for election of Directors; provided, however, that if less than twenty-one (21) days' notice of the meeting is given to Shareholders, such nomination shall be mailed or delivered to the President of the Company not later than the close of business on the seventh (7th) day following the day on which the Notice of Meeting was mailed. Nominations not made according to these procedures will be disregarded.

DIRECTORS' MEETINGS

         The Board of Directors of the Company held six (6) meetings (including all regularly scheduled and special meetings) during the year ended December 31, 2000. No Director during such year, attended fewer than seventy-five (75%) percent of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served.

COMPENSATION OF OFFICERS AND DIRECTORS

         The following table sets forth all remuneration (including remuneration under any contract, authorization or arrangement, whether or not set forth in a formal document) paid during the year ended December 31, 2001, by the Bank to the three (3) Executive Officers of the Company and the Bank whose total remuneration from the Bank exceeded one hundred thousand and no/100 ($100,000.00) dollars for their services in all capacities. Such Officers receive no compensation from the Company as Officers or as Directors or in any other capacity.


                                                                               Long Term Compensation
                                  Annual Compensation                    Awards                      Payouts
                         --------------------------------------   ------------------------  ----------------------
(a)                (b)        (c)          (d)          (e)           (f)         (g)         (h)        (i)
                                                       Other                   Securities
                                                       Annual      Restricted    Under-                All Other
Name and                                              Compen-        Stock       lying        LTIP      Compen-
Principal                                           sation(1)(2)    Award(s)    Options/    Payouts   sation(1)(2)
Position          Year     Salary($)     Bonus($)        ($)          ($)        SARs($)      ($)          ($)
---------         ----   -----------     --------   ------------  -----------  ---------    -------   ------------
Hugh C. Lane,     2001   $161,518.10       --        $19,980.77                                        $19,980.77
Jr. - CEO         2000   $153,601.37       --        $25,659.41                                        $25,659.41
& President       1999   $142,500.00       --        $18,996.83                                        $18,996.83

Nathaniel I.      2001   $147,101.45       --        $17,938.56                                        $17,938.56
Ball, III -       2000   $137,101.73       --        $22,558.77                                        $22,558.77
Executive Vice    1999   $126,000.00       --        $16,752.09                                        $16,752.09
President &
Secretary

William L.        2001   $147,101.45       --        $18,552.24                                        $18,552.24
Hiott, Jr. -      2000   $136,101.73       --        $23,355.09                                        $23,355.09
Executive Vice    1999   $126,000.00       --        $17,318.45                                        $17,318.45
President &
Treasurer


----------------------------------

(1) Includes same life, disability and health insurance benefits as all other employees of the Bank who work at least thirty (30) hours a week.

(2)      Includes Bank contribution to the ESOP.

         Non-officer Directors of the Company received one hundred and no/100 ($100.00) Dollars for each meeting of the Board of Directors of the Company attended and non-officer Directors of the Bank received two hundred fifty and No/100 ($250.00) dollars for each meeting of the Board of Directors of the Bank attended and one hundred and no/100 ($100.00) dollars for each Company or Bank Board Committee meeting attended.

         On November 2, 1989, the Bank adopted an Employee Stock Ownership Plan and Trust Agreement to provide retirement benefits to eligible employees for long and faithful service.

         An employee of the Bank is eligible to become a participant in the ESOP upon reaching twenty-one (21) years of age and upon completion of one thousand (1,000) hours of service in a plan year. No contributions by employees are permitted. The amount and time of contributions are at the sole discretion of the Board of Directors of the Bank. The contribution for all participants is based solely on each participant's respective regular or base salary and wages paid by the Bank including commissions, bonuses and overtime, if any.

         A participant becomes vested in the Plan upon completion of five (5) years of service. There is no vesting prior to the completion of five (5) years of service.

         The Plan became effective as of January 1, 1989.

         The Board of Directors of the Bank approved the contribution of two hundred thirty-seven thousand and no/100 ($237,500.00) dollars to the ESOP for the fiscal year ended December 31, 2001. The contribution was made during 2001.
T. Dean Harton, Sheryl G. Sharry and Nathaniel I. Ball, III, currently serve as Plan Administrators. Nathaniel I. Ball, III, currently serves as Trustee for the Plan. The Plan currently owns two hundred one thousand seven hundred one (201,701) shares or 7.89% of the Company's Common Stock.

         During the fiscal year ended December 31, 2001, the Company had no plans or arrangements pursuant to which any Officer, Director or principal Shareholder received contingent remuneration or personal benefits other than the contingent remuneration and life, disability and health insurance benefits referred to in the footnotes to the preceding table.

         On April 14, 1998, the shareholders of the Company approved an Incentive Stock Option Plan for the benefit of eligible Officers and employees of the Bank. A total of one hundred eighty thousand (180,000) shares were reserved and on April 16, 1998, the Bank granted options to purchase Common Stock in the aggregate amount of one hundred forty six thousand (146,000) shares to fifty two (52) employees of the Bank (including officers, such Directors as are also employees and other employees) pursuant to the Incentive Stock Option Plan. These grants included those to Hugh C. Lane, Jr., Nathaniel I. Ball, III and William L. Hiott, Jr., Executive Officers and Directors.

         As of July 10, 2000, all of the option holders, including the above Executive Officers, terminated their existing stock options. There was no obligation on the part of the Company or The Bank of South Carolina to issue additional or replacement options. No options were exercised in 1998, 1999 or 2000. On May 14, 2001, the Bank granted options to purchase Common Stock in the aggregate amount of one hundred fifty two thousand, three hundred and fifty (152,350) shares to forty-five (45) employees of the Bank (including officers, such Directors as are also employees and other employees) pursuant to the Incentive Stock Option Plan. These grants included those to Hugh C. Lane, Jr., Nathaniel I. Ball, III and William L. Hiott, Jr., Executive Officers and Directors. Except for those options granted to Hugh C. Lane, Jr. as described below, all of the options were granted at an exercise price of thirteen and 50/100 dollars ($13.50). Options for five hundred fifty (550) shares with an exercise price of thirteen and 50/100 dollars ($13.50) have expired. No additional options were granted during 2001. No options were exercised during 2001.

         Hugh C. Lane, Jr., President and Chief Executive Officer, was granted the option to purchase seventeen thousand five hundred (17,500) shares of common stock of the Company pursuant to the Incentive Stock Option Plan at a price of $14.85. All of these options are exercisable on May 14, 2006 and expire if not exercised on that date. Nathaniel I. Ball, III, Executive Vice President and Secretary, and William L. Hiott, Jr., Executive Vice President and Treasurer, were each granted the option to purchase thirteen thousand seven hundred fifty (13,750) shares of Common Stock of the Company pursuant to the Incentive Stock Option Plan at a price of $13.50. All of these options are exercisable in five
(5) twenty (20%) percent increments beginning on and for the year following May 14, 2006, with an additional twenty (20%) percent to be exercisable on and for the year following each successive anniversary. The right to exercise each such twenty (20%) percent of each option is cumulative and will not expire until the tenth anniversary of the date of the grant.

         In the event of a prospective reorganization, consolidation or sale of substantially all of the assets or any other form of corporate reorganization in which the Company would not be the surviving entity or in the event of the acquisition, directly or indirectly, of the beneficial ownership of twenty-four (24%) percent of the Common Stock of the Company or the making, orally or in writing, of a tender offer for, or any request or invitation for tender of, or any advertisement making or inviting tenders of the Company stock by any person, all options in effect at that time would accelerate so that all options would become immediately exercisable and could be exercised within one year immediately following the date of acceleration but not thereafter.

         In the case of termination of employment of an option holder other than involuntary termination without just cause, retirement, death or legal disability, the Option holder may exercise the option only with respect to those shares of Company common stock as to which he or she has become vested. The option holder may exercise the option with respect to such shares no more than thirty (30) days after the date of termination of employment (but in any event prior to the expiration date).

         In the event that the option holder's employment is terminated without just cause, the option shall become fully vested and fully exercisable as of the date of his or her termination without regard to the five (5) year initial vesting and exercisability or to the twenty percent (20%) annual increments thereafter. The option holder may exercise the option following an involuntary termination without just cause until the expiration date of the option.

         In the event the option holder remains in the continuous employ of the Company or any subsidiary from the date of the grant until the option holder's retirement, the option shall become fully vested and fully exercisable as of the date of his or her retirement without regard to the five (5) year initial vesting and exercisability or to the twenty percent (20%) annual increments thereafter. The option holder may exercise the option following his or her retirement until the expiration date.

         In the event the option holder remains in the continuous employ of the Company or a subsidiary from the date of the grant until his or her death, the option shall become fully vested and fully exercisable as of the date of death without regard to the five (5) year initial vesting and exercisability or the twenty percent (20%) annual increments thereafter. The person or persons entitled to exercise the option following the option holder's death may exercise the option until the expiration date.

         In the event the option holder remains in the continuous employ of the Company or any subsidiary from the date of the grant until the date of his or her legal disability, the option shall become fully vested and fully exercisable as of the date of his or her termination of employment on account of his or her legal disability without regard to the five (5) year initial vesting and exercisability or to the twenty percent (20%) annual increments thereafter. The option holder may exercise the option following such termination of employment until the expiration date.

         The Stock Incentive Plan provides for adjustment in the number of shares of common stock authorized under the Plan or granted to an optionee to protect against dilution in the event of changes in the Bank's capitalization, including stock splits and dividends.

TRANSACTIONS AND RELATIONS WITH DIRECTORS, OFFICERS, AND THEIR ASSOCIATES AND AFFILIATES OF DIRECTORS

         The Company does not have any existing continuing contractual relationships with any Director, Nominee for election as Director or principal Officer of the Company or the Bank, or any Shareholder owning, directly or indirectly, more than five (5%) percent of the shares of Common Stock of the Company, or any associate of the foregoing persons. Directors, Principal Officers, nominees for election as Directors, and members of the immediate family of any of the foregoing have had in the past, have at present, and will have in the future, customer relationships with the Bank. Such transactions have been and will continue to be made in the ordinary course of business, made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and such transactions did not and will not involve more than the normal risk of collectability or present other unfavorable features.

         Charles G. Lane failed to file one (1) Statement of Beneficial Interest on Form 4 in a timely manner and Louise J. Maybank failed to file three (3) Statements of Beneficial Interest on Form 4 in a timely manner.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         KPMG LLP, has served as the Bank's independent certified public accountants for the fiscal year ending December 31, 1994, and as independent certified public accountants for the Company and its Bank subsidiary for the fiscal years ending December 31, 1995 through 2001. At the 2002 Annual Shareholders' Meeting the following resolution will be subject to ratification by a simple majority vote of shares represented at the meeting:

         RESOLVED, that the selection of KPMG LLP, as the independent certified public accountants of Bank of South Carolina Corporation (the "Company") and its sole subsidiary, The Bank of South Carolina (the "Bank"), for the fiscal year ending December 31, 2002, is hereby ratified.

         If ratification is not achieved, the selection of an independent certified public accountant will be reconsidered and made by the Board of Directors. Even if selection is ratified, the Board of Directors reserves the right to, and in its discretion may, direct the appointment of any other independent certified public accounting firm at any time if the Board decides that such a change would be in the best interests of the Company and its shareholders.

         The services provided by KPMG LLP include the examination and reporting of the financial status of the Company and the Bank. These services have been furnished at customary rates and terms. There are no existing direct or indirect agreements or understandings that fix a limit on current or future fees for these audit services.

         KPMG LLP assisted in the preparation of the Company's and Bank's tax returns in 1995, 1996, 1997, 1998, 1999, 2000 and 2001. These non-audit services were routine in nature and did not compose more than twenty-five (25%) percent of the total fees paid to KPMG LLP in 2001. These services do not affect their independence.

         A representative of KPMG LLP is expected to attend the Annual Shareholder's Meeting with the opportunity to make a statement, if desired, and is expected to be available to respond to Shareholder's inquires.

AUDIT FEES

         The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2001, and the preparation and review of the financial statements included in the Company's Form 10-KSB and 10-QSB were $50,000 for that fiscal year.

ALL OTHER FEES

         The aggregate fees billed for tax services were $9,000 for the year ended December 31, 2001.

         The Audit and Compliance Committee of the Board of Directors has determined that the provision of tax services is compatible with maintaining the accountant's independence.

                                  OTHER MATTERS

         Management is not aware of any matters to come before the meeting that will require the vote of Shareholders other than those matters indicated in the Notice of Meeting and this Proxy Statement.

         However, if any other matter calling for Shareholder action should properly come before the meeting or any adjournments thereof, those persons named as Proxies in the enclosed Proxy Form will vote thereon according to their best judgment.

                               PENDING LITIGATION

         There is no pending litigation involving the Company.

                                  ANNUAL REPORT

         The ANNUAL REPORT for December 31, 2001, is mailed herewith to all Shareholders. Copies of the Annual Report as filed with the Securities and Exchange Commission on Form 10-KSB may be obtained by request to William L. Hiott, Jr., Treasurer of the Company.

         SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL SHAREHOLDER'S MEETING

         Shareholder proposals, if any, for inclusion in the Proxy Statement relating to the 2003 Annual Shareholder's meeting, must be addressed to and received in the office of the President no later than December 6, 2002.

                                       By Order of the Board of Directors


                                       /s/ Nathaniel I. Ball, III
                                       -----------------------------------------
                                       Nathaniel I. Ball, III
                                       Secretary

March 4, 2002

                                   PROXY CARD
                       BANK OF SOUTH CAROLINA CORPORATION

             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS APRIL 9, 2002 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL PERSONS BY THESE PRESENTS THAT I, the undersigned Shareholder of Bank of South Carolina Corporation (the Company) do hereby appoint William T. Cooper, Leonard C. Fulghum and Louise J. Maybank, (no officer or employee of the Company or any subsidiary may be appointed), or any one of them, with full power to act alone, my true and lawful attorney(s) with full power of substitution, to vote on behalf of the undersigned all shares of common stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at The Bank of South Carolina, 256 Meeting Street, Charleston, South Carolina on Tuesday, April 9, 2002, at 2:00 p.m., or at any adjournments or postponements thereof, with all the powers the undersigned would possess if personally present upon the following matters:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

1.   ELECTION OF DIRECTORS

     [ ] FOR all nominees listed below (except as marked to the contrary below).
     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

     Nathaniel I. Ball, III, William T. Cooper, C. Ronald Coward, Leonard C. Fulghum, T. Dean Harton, William L. Hiott, Jr., Katherine M. Huger, Charles
     G. Lane, Hugh C. Lane, Jr., Louise J. Maybank, Thomas W. Myers, Alan I. Nussbaum, Edmund Rhett, Jr., Thomas C. Stevenson, III and John M. Tupper

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.)


     ---------------------------------------------------------------------------

2. APPROVAL OF KPMG LLP, as the Company's independent auditors for the fiscal year ending December 31, 2002.

                   [ ] FOR        [ ] AGAINST       [ ] ABSTAIN

3. The transaction of such other business as may properly come before the meeting.

EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE HEREON. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE NOMINEES, "FOR" KPMG LLP AND IN THE DISCRETION OF THE PROXIES, ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of the Company's 2001 Annual Report and the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

                                       Dated: ____________________________, 2002

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                       Signature(s) of Shareholder(s)
                                       PLEASE DATE AND SIGN EXACTLY AS NAME
                                       APPEARS HEREON. EXECUTORS,
                                       ADMINISTRATORS, TRUSTEES, ETC., MUST SO
                                       INDICATE WHEN SIGNING. IF SHARES ARE HELD
                                       JOINTLY, BOTH OWNERS SHOULD SIGN.